Guarantee (Foreign)

To:  BARCLAYS BANK PLC

1. In consideration of your giving time credit and/or banking facilities and accommodation to
     INTERLINE (UK) LIMITED
     JUBILEE WORKS
     51/53 HANLEY STREET
     ASTON
     BIRMINGHAM
     ENGLAND
(hereinafter called "the Principal") I/we the undersigned hereby guarantee the payment or discharge to you and undertake that the undersigned will on demand in writing made on the undersigned pay or discharge to you all moneys and liabilities which shall for the time being be due owing or incurred by the Principal to you whether actually or contingently and whether solely or jointly with any other person and whether as principal of surety including interest commission or other lawful charges and expenses which you may in the course of your business charge in respect of any of the matters aforesaid or for keeping the Principal's account (including any further advances made by you to the Principal and any other liabilities of the Principal to you arising during the three months period of notice hereinafter referred to) together also with:-

      (i) such further sum for interest (whether or not the same shall have been compounded) and banking charges accruing due to you from the Principal before or after the date of demand or expiration of the said notice as the case may be and not debited to the Principal's account at such date, and

     (ii) all costs and expenses recoverable by you from the Principal.

Provided always that the total amount recoverable hereunder shall not exceed the sum of One million two hundred thousand pounds sterling and in addition the interest (on that amount or on such less sum as may be due and owing) charges costs and expenses referred to in sub-paragraphs (i) and (ii) above and in Clause 2 below.

2. The undersigned hereby agree to pay you all costs and expenses (on a full indemnity basis) arising out of or in connection with the recovery by you of the moneys due to you under this Guarantee.

3. This Guarantee is to be a continuing security to you notwithstanding any settlement of account or other matter or thing whatsoever but may and shall be determined (save as below provided) and the liability hereunder crystallized (except as regards unascertained or contingent liabilities and the interest charges costs and expenses hereinbefore referred to) at the expiration of three months after the receipt by you form the undersigned of notice in writing to determine it but notwithstanding determination as to one or more of the undersigned this Guarantee is to remain a continuing security as to the other or others.

4. A demand for payment or any other demand or notice under this Guarantee may be made or given by any manager officer or agent of yours or of any branch of yours by letter addressed to the undersigned and sent by post to or left at the address for service given in Clause 30 below or at your option in the case of a company its registered office and if sent by post shall be deemed to have been made or given at noon on the day following the day the letter was posted.

5. For the purposes of the liability of the undersigned to you under this Guarantee (including in particular but without prejudice to the generality of the foregoing for all purposes the liability of the undersigned for interest) every sum of money which may now be or which hereafter may from time to time become due or owing to you as aforesaid by the Principal (or would have become so due or owing were it not for the bankruptcy or winding up of the Principal) shall be deemed to continue due and owing to you by the Principal until the same shall be actually repaid to you notwithstanding the bankruptcy or winding up of the Principal or any other event whatever and in case of the death of the Principal all sums which would have been due or owing as aforesaid to you by the Principal if the Principal had lived until the time at which you shall receive actual notice of his death shall for all purposes of this Guarantee be deemed included in the moneys due and owing to you by the Principal.

6. This Guarantee is to be in addition to and is not to prejudice or be prejudiced by any other securities or guarantees (including any guarantee signed by the undersigned) which you may now or hereafter hold from or on account of the Principal and is to be binding on the undersigned as a continuing security notwithstanding any payments from time to time made to you or any settlement of account or disability or incapacity affecting the undersigned or the death of the undersigned or any other thing whatsoever.

7. This Guarantee is to be applicable to the ultimate balance that may become due to you from the Principal and until payment of such balance the undersigned shall not be entitled to participate in any security held or money received by you on account of such balance or to stand in your place in respect of any such security or money.

8. You are to be at liberty in the event of this Guarantee ceasing from any cause whatsoever to be binding as a continuing security on the undersigned to open a fresh account and to continue any then existing account with the Principal and no moneys paid into any such fresh account by or on behalf of the Principal shall on a settlement of any claim under this Guarantee be appropriated towards or have the effect of payment of any part of the moneys due from the Principal at the time of this Guarantee ceasing to be so binding as aforesaid unless the person (other that the undersigned) paying in such moneys shall at the time direct you in writing specially to appropriate the same for that purpose.

9. In the event of this Guarantee being determined either by notice by the undersigned or by demand in writing by you, or in the event of your receiving notice of any disability or incapacity of the undersigned, it shall be lawful for you to continue the account with the Principal notwithstanding such determination or notice of disability or incapacity and the liability of the undersigned for the amount due from the Principal at the date upon which such determination of this Guarantee shall become operative and of effect or when you shall receive notice of any disability or incapacity of the undersigned shall remain, notwithstanding any subsequent payment into or out of the account by or on behalf of the Principal.

10. Any admission or acknowledgment in writing by the Principal or any person on behalf of the Principal of the amount of the indebtedness of the Principal or otherwise in relation to the subject matter of this Guarantee or any judgment or award obtained by you against the Principal or proof by you in Bankruptcy or Companies Winding Up which is admitted or any statement of account furnished by you the correctness of which is certified by any one of your General Managers or Regional General Managers or Assistant General Managers or Managers shall be binding and conclusive on the undersigned.

11. You are to be at liberty without thereby affecting your rights hereunder at any time and from time to time (whether before or after any demand for payment made by you under or any notice of determination of this Guarantee or receipt by you of any notice of any disability or incapacity of the undersigned) to refuse or grant (as the case may be) further credit to the Principal to renew any bills of exchange or promissory notes for a period and to compound with give time for payment or grant other indulgence to the Principal or to any obligant on bills of exchange promissory notes or otherwise or to accept compositions from and make any other arrangement with the Principal or any persons liable to you in respect of securities held or to be held by you to give up modify exchange or abstain from perfecting or taking advantage of or enforcing any securities guarantees or other contracts or the proceeds of any of the foregoing and to discharge any parties thereto and to realize any securities in such manner as you may think expedient.

12. The price obtained upon the realization of any securities held by you for the indebtedness of the Principal to you shall be binding on the undersigned and the undersigned shall not be entitled by reason of anything in the time or mode of realization of such securities or in the price obtained therefore to any reduction in the amount of his liability to you hereunder.

13. In the event of the bankruptcy or insolvency of the Principal or of his entering into a composition or arrangement with his creditors or if the Principal is a company society or corporation in the event of the Principal going into liquidation or being wound up or reconstructed or making any arrangement with their creditors any dividends of payments which you may receive from the Principal or his estate or any other person shall be taken and applied as payments in gross and shall not prejudice your right to recover from the undersigned to the full extent of this Guarantee the ultimate balance which after the receipt of such dividends or payments may remain owing to you by the Principal.

14. You are also to be a liberty without thereby affecting your rights hereunder at any time and from time to time at your absolute discretion to release discharge compound with or otherwise vary or agree to vary the liability under this Guarantee of or make any other arrangements with any one or more of the undersigned and no such release discharge composition variation agreement or arrangement or arrangement shall prejudice or in any way affect your rights and remedies against the other or others of the undersigned.

15. You are also to be a liberty, without prejudice to any other rights you may have, at any time and from time to time place and keep for such time as you may think prudent any moneys received recovered or realized under or by virtue of this Guarantee to or at a separate or suspense account to the credit either of the undersigned or of you as you shall think fit without any intermediate obligation on your part to apply the same or any part thereof in or towards the discharge of the moneys due or owing to you as aforesaid by the Principal.

16. In the event of the bankruptcy or winding up of the Principal you are to be at liberty (notwithstanding payment to you by the undersigned or any other person of the whole or any part of the amount hereby guarantee or any release settlement discharge or arrangement made or given by you) to rank as creditors and prove against the Principal's estate or in the Principal's liquidation for the full amount of your claim and you may and shall receive and retain the whole of the dividends to the exclusion of the rights (if any) of the undersigned as guarantor in competition with you until your claim is fully satisfied.

17. No assurance security or payment which may be avoided under any enactment relating to insolvency and no release settlement discharge or arrangement which may have been given or made on the faith of any such assurance security or payment shall prejudice or affect your right to recover from the undersigned to the full extent of this Guarantee as if such assurance security payment release settlement discharge or arrangement (as the case may be) had never been granted given or made. And any such release settlement discharge or arrangement shall as between you and the undersigned be deemed to have been given or made upon the express condition that it shall become and be wholly void and of no effect if the assurance security or payment on the faith of which it was made or given shall be void or (as the case may be) shall at any time thereafter be avoided as aforesaid to the intent and so that you shall become and be entitled at any time after such avoidance to exercise all or any of the rights in the Guarantee expressly conferred upon you and/or all or any other rights which by virtue and as a consequence of this Guarantee you would have been entitled to exercise but for such release settlement discharge or arrangement. And where any security is held by you for the liability of the undersigned hereunder you shall be at liberty at your absolute discretion to retain such security for a period of twenty-five months after the repayment of all sums that are or may become due to you from the Principal notwithstanding any release settlement discharge or arrangement given or made by you on or as a consequence of such repayments and if at any time within the period of two years after such repayment either a bankruptcy petition shall be presented against the Principal or a petition shall be presented to a competent court for an Order for the winding up of the Principal or the appointment of an administrator in respect of the Principal or the Principal (being a company) shall commence to be wound up voluntarily you shall be at liberty and notwithstanding as before mentioned to continue to retain such security or any part thereof for and during such further period as you in your absolute discretion shall determine and the undersigned agree that such security shall be deemed to have been and to have remained held by you as and by way of security for the payment to you of all or any sums which shall or may become due and owing to you from and by the undersigned either under and by virtue of the terms and conditions of this Guarantee in the event of and upon or after any avoidance of any assurance security or payment under any of the said enactments relating to insolvency or under or as a consequence of an Order (if any) made under section 241 of the Insolvency Act 1986 and any demand made by you or on your behalf pursuant to such provisions.

18. In the event of any Order being made under section 241 of the Insolvency Act 1986 then, unless you in your absolute discretion shall otherwise determine, any sum
(other than any sum for or representing costs) which shall be paid to you by the undersigned with the object of complying with the requirements of such Order or which upon a realization of any security deposited with you by the undersigned shall be retained and applied by you in or towards the payment or discharge of any sum (other than costs) payable to you by the undersigned pursuant to any such Order shall for all or any of the purposes of this Guarantee and notwithstanding that it shall have been so paid with the aforesaid object or so retained and applied in manner before stated be treated as between you on the one hand and the undersigned on the other hand as having been paid by the undersigned pursuant to a demand for payment made by you or on your behalf under this Guarantee.

19. As a separate and independent stipulation (but without increasing the before-mentioned total amount recoverable hereon) the undersigned agree that all sums of money which may not be recoverable from the undersigned on the footing of a guarantee whether by reason of any legal limitation disability or incapacity on or of the Principal or any other fact or circumstance and whether known to you or not shall nevertheless be recoverable from the undersigned as sole or principal debtor(s) in respect thereof and shall be repaid by the undersigned on demand in writing made by you or on your behalf.

20. When the Principal is or are an unincorporated body committee partnership trustees or debtors on a joint account this guarantee shall not be affected by any change, whether by death retirement or addition or by any other means, or, the Principal being a partnership firm, by any change in respect of the style of the firm, but shall remain valid continuing and effective as fully and in all respects as if the person or persons constituting such body committee partnership trustees or debtors on joint account at the date of any demand for payment made by you under or any notice of determination of this Guarantee or at any time previously was or were the same as at the date hereof.

21. This guarantee shall continue to bind the undersigned notwithstanding any amalgamation that may be affected by you with any other company or person whether the new company thus formed shall or shall not differ in its name objects character and constitution from you the above-name it being the intent that this Guarantee shall remain valid and effectual in all respects and for all purposes in favor of and with reference to any such new company when formed and may be proceeded on and enforced in the same manner to all intents and purposes as if such new company had been expressly named in and referred to herein instead of you.

22. In case of the death of the undersigned any demand made or given as aforesaid and addressed to him shall for all purposes of this Guarantee be deemed a sufficient demand by you upon him and his personal representatives and shall be as effectual as if he were still living.

23. Where this Guarantee is signed by more than one party the liability of each of them hereunder to you shall be joint and several and every agreement and undertaking on their part shall be construed accordingly.

24. The liability hereunder of the undersigned and each of them if more than one shall not be avoided or invalidated by reason of any guarantee or any charge by any co-surety being invalid or unenforceable.

25. Throughout this Guarantee wherever the context admits, the singular shall include the plural and vice versa, the expression "the undersigned" shall mean and include every person liable hereunder (including all partners in a firm) or any one or more of them and his/their executors and administrators and (in addition) the committee receiver or other person lawfully acting on behalf of every such person but no personal liability shall attach to any duly authorized agent or attorney signing as such, the expression "person" shall mean and include a company, society, corporation, firm or an individual, and in the case of an individual his executors administrators committee receiver or other person lawfully acting on behalf of every such person and the expression "this Guarantee" shall be construed as including and extending to any separate or independent stipulation or agreement hereinbefore contained.

26. Our obligation hereunder shall be to make payment to you in the same currency as the currency in which the Principal shall be liable to you as aforesaid without deduction for or on account of any investment currency premium exchange costs or other costs incurred by us in acquiring such currency.

27. Any reference herein to any section in any Statute shall be deemed to include a reference to any statutory modification or re-enactment thereof for the time being in force.

28. This Guarantee shall be governed by the laws of England and without prejudice to the generality of this provision and for the avoidance of doubt it is hereby expressly declared that the undersigned have no right to require you whether before or after taking proceedings or obtaining or enforcing judgment against the undersigned:

     (a) to proceed against the Principal
     (b) to proceed against any security held from the Principal
     (c) to proceed against any co-surety of any security held from the undersigned or from any co-surety.
     (d) to pursue any other remedy available to you.

29. The undersigned undertake and warrant to you that the making and performance of this guarantee are within our powers and have been duly authorized by all necessary actions and do not contravene any law or contractual or other restriction binding on us and that we have obtained all necessary governmental and other approvals and consents for this Guarantee.

30. The undersigned hereby agree that any legal action or proceedings arising out of or in connection with this Guarantee may be brought in the High Court of Justice in England and irrevocably submit to the jurisdiction of that court and agree that in the event of any such action being begun by you in respect of this Guarantee any originating process judgment or other document in such action or proceedings shall be sufficiently served if delivered to:

     DAVID SCHOLLENBERGER
     HOLME ROBERTS & OWEN
     4TH FLOOR
     MELLOR HOUSE
     26A ALBERMARLE STREET
     LONDON W1X 3FA

provided that this submission to jurisdiction shall not (and shall not be construed so as
 to) limit your right to take proceedings in whatever jurisdiction shall seem fit to you.

31. The paper upon which this Guarantee is printed is, and at all times shall remain your property.


                   Execution of Guarantee

Executed by me/us this:  3rd  day of         November  1995


COMPANIES:
Either:

Signed by:  Michael R. Williams and
            Stephen P. Yeoman for and
            on behalf of Interline Resources
            Corporation

            pursuant to a resolution of the Board
                 of Directors (a certified copy whereof
                 is annexed hereto).

I/We/each of us hereby acknowledge(s) receipt of a copy of
the above Guarantee.
Signed by:     Stephen P. Yeoman
          Michael R. Williams